UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2020

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HFC	NYSE

Indicate by check mark whether the registrant is an emerging growth Corporation as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Corporation  ☐

If an emerging growth Corporation, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2020, HollyFrontier Corporation (the “Corporation”) completed a public offering of $350 million in aggregate principal amount of 2.625% Senior Notes due 2023 (the “2023 Notes”) and $400 million in aggregate principal amount of 4.500% Senior Notes due 2030 (the “2030 Notes,” and together with the 2023 Notes, the “Notes”). The offering of the Notes was registered under the Securities Act of 1933 pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-228429) of the Corporation, filed with the Securities and Exchange Commission (the “Commission”) on November 16, 2018 (the “Registration Statement”), and made pursuant to the prospectus dated November 16, 2018, as supplemented by the prospectus supplement dated September 14, 2020, filed with the Commission.

The Company issued the Notes pursuant to an indenture, dated March 22, 2016 (the “Base Indenture”), between the Corporation and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented with respect to the Notes by a second supplemental indenture, dated September 28, 2020 (the “Second Supplemental Indenture”), between the Corporation and the Trustee. The Base Indenture, the Second Supplemental Indenture, the Form of 2023 Notes and the Form of 2030 Notes are filed as Exhibits 4.1, 4.2, 4.3, and 4.4 respectively hereto, and the terms and conditions thereof are incorporated herein by reference. A legal opinion related to the offering of the Notes is filed herewith as Exhibit 5.1 and incorporated into the Registration Statement.

Item 8.01	Other Events.

On September 14, 2020, the Corporation entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc. and TD Securities (USA) LLC, as representatives of the underwriters named in Schedule I thereto, related to the offering of the Notes. The Underwriting Agreement is filed herewith as Exhibit 1.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 14, 2020 by and among HollyFrontier Corporation and BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc. and TD Securities (USA) LLC, as representatives of the several underwriters listed in Schedule I thereto.

4.1	Indenture, dated as of March 22, 2016, between HollyFrontier Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K filed on March 22, 2016, File No. 001-03876).

4.2	Second Supplemental Indenture, dated as of September 28, 2020, between HollyFrontier Corporation and Wells Fargo Bank, National Association.

4.3	Form of 2023 Notes (included in Exhibit 4.2 hereto).

4.4	Form of 2030 Notes (included in Exhibit 4.2 hereto).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Dated: September 28, 2020